Item 10-5.  Note - Hardy



                          PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned hereby jointly and severally promise to pay to the order of Yvonne Hardy, the sum of One Hundred Fifty-six Thousand ($156,000.00) Dollars, together with interest thereon at a rate that will vary according to annual rate of charge per instrument used per annum on the unpaid balance. Said sum shall be paid in the manner following:

1) On a monthly basis in the amount that will not put the company in a stressful financial position.

2) All payments shall be first applied to interest and the balance to principal.

This Note may be prepaid, at any time, in whole or in part, without penalty.

This Note shall at the option of the holder hereof be immediately due and payable upon failure to make any payment due hereunder for breach of any condition of any security interest, mortgage, pledge agreement or guaranty granted as collateral security for this Note or breach of any condition of any security agreement or mortgage, if any, having a priority over any security agreement or mortgage on collateral granted, in whole or in part, as collateral security for this Note or upon the filing by any of the undersigned of an assignment for the benefit of creditors, bankruptcy, or for relief under any provisions of the Bankruptcy Code; or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty days.

In the event this Note shall be in default, and placed with an attorney for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. Payments not made within 10 days of due date shall be subject to a late charge of 5% of said payment. All payments hereunder shall be made to such address as may from time to time be designated by any holder hereof.

The undersigned and all other parties to this Note, whether as endorsers, guarantors or sureties waive demand, presentment and protest and all notices thereto and further agree to remain bound, notwithstanding any extension, modification, waiver, or other indulgence by any holder or upon the discharge or release of any obligator hereunder or to this Note, or upon the exchange, substitution, or release of any collateral granted as security for this Note.

Signed and sealed under penalty of perjury this 30th day of December, 2000.

/s/ Lloyd P. Broussard
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Lloyd P. Broussard, CEO
OSF Financial Services, Inc.